UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 8, 2021, American BriVision (Holding) Corporation (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on 3 proposals. At the beginning of the Annual Meeting, 13,356,480 shares of common stock, which represents 13,356,480 (63.85%) of the voting power of the shares entitled to vote at the Annual Meeting, were represented by proxy, which constituted a quorum for the transaction of business.

We are filing this Current Report on Form 8-K to disclose the voting results from the Annual Meeting.

1.	To re-elect the 11 directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2021 annual meeting of shareholders.

Name	For	Against	Withheld
Eugene Jiang	12,787,039	-	2
Dr. Ming-Fong Wu	12,787,039	-	2
Norimi Sakamoto	12,787,039	-	2
Yen-Hsin Chou	12,787,039	-	2
Dr. Tsung-Shann (T.S.) Jiang	12,787,039	-	2
Dr. Shin-Yu Miao	12,787,039	-	2
Yoshinobu Odaira	12,787,039	-	2
Shih-Chen Tzeng	12,787,039	-	2
Dr. Hwalin Lee	12,787,039	-	2
Dr. Tsang Ming Jiang	12,787,039	-	2
Dr. Chang-Jen Jiang	12,787,039	-	2

2.	To ratify the appointment of KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2020 and for the period ended March 31, 2021.
For	Against	Abstain
13,272,436	1	82,043

3.	The approval of an amendment to the Company’s Articles of Incorporation to change the Company’s corporate name to “ABVC BioPharma, Inc.” and approve and adopt the Certificate of Amendment to affect same.

For	Against	Abstain
13,271,170	1	85,309

As stated in the shareholder notice, the Company will file an amendment to its Articles of Incorporation to affect the name change; the Company will file another current report on Form 8-K once the amendment is effective. As a further reminder, your stock certificates will remain valid and stockholders are not required to submit their stock certificates for exchange as a result of this amendment. Following the effective date of the amendment, any new stock certificates issued by the Company will be printed with the Company’s new name, ABVC BioPharma, Inc.; existing stock certificates will remain valid.

Based on the votes, all proposals were approved.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

February 11, 2021	By:	/s/ Andy An
Andy An
Chief Financial Officer

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